EXHIBIT 99.1

ANDREW CORPORATION
VOLUNTARY DEFERRED COMPENSATION PLAN

Effective October 1, 2004

TABLE OF CONTENTS

I.	PURPOSE AND EFFECTIVE DATE

	1.1.	Purpose
	1.2.	Effective Date

II.	DEFINITIONS

	2.1.	“Account”
	2.2.	“Administrator”
	2.3.	“Affiliate”
	2.4.	“Base Salary”
	2.5.	“Beneficiary”
	2.6.	“Board”
	2.7.	“Bonus”
	2.8.	“Change in Control”
	2.9.	“Code”
	2.10.	“Company”
	2.11.	“Deferral Election”
	2.12.	“Disability”
	2.13.	“Discretionary Credit”
	2.14.	“Election Period”
	2.15.	“Eligible Employee”
	2.16.	“ERISA”
	2.17.	“Participant”
	2.18.	“Plan”
	2.19.	“Plan Year”
	2.20.	“Retirement”
	2.21.	“Valuation Date”

III.	PARTICIPATION

IV.	DEFERRAL OF COMPENSATION

	4.1.	Deferral of Base Salary
	4.2.	Deferral of Bonus
	4.3.	Deferral Elections
	4.4.	Crediting of Deferral Elections

V.	EMPLOYER CREDITS

	5.1.	Discretionary Credits
	5.2.	Vesting

VI.	PLAN ACCOUNTS

	6.1.	Valuation of Accounts
	6.2.	Crediting of Investment Return
	6.3.	Assumed Investment Alternatives

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VII.	PAYMENT OF BENEFITS

	7.1.	Distribution at Specific Future Date
	7.2.	Distribution Upon Retirement, Disability or Death
	7.3.	Distribution On Other Termination of Employment
	7.4.	Unscheduled Withdrawal
	7.5.	Unforeseeable Emergency
	7.6.	Time and Form of Elections
	7.7.	Ordering of Withdrawals
	7.8.	Withholding

VIII.	CHANGE IN CONTROL

	8.1.	Effect of Change in Control
	8.2.	Timing of Payment

IX.	ADMINISTRATION

	9.1.	Authority of Administrator
	9.2.	Participant’s Duty to Furnish Information
	9.3.	Claims Procedure
	9.4.	Legal Action

X.	AMENDMENT AND TERMINATION

XI.	MISCELLANEOUS

	11.1.	No Implied Rights; Rights on Termination of Service
	11.2.	No Employment Rights
	11.3.	Unfunded Plan
	11.4.	Nontransferability
	11.5.	Offset
	11.6.	Successors and Assigns
	11.7.	Applicable Law

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ANDREW CORPORATION

VOLUNTARY DEFERRED COMPENSATION PLAN

I.              PURPOSE AND EFFECTIVE DATE

1.1.          Purpose.  The Andrew Corporation Voluntary Deferred Compensation Plan has been established by Andrew Corporation to attract and retain key management employees by providing a tax-deferred capital accumulation vehicle, thereby encouraging savings for retirement.

1.2.          Effective Date.  The Plan shall be effective October 1, 2004 and shall remain in effect until terminated in accordance with Article 10.

II.            DEFINITIONS

When used in the Plan and initially capitalized, the following words and phrases shall have the meanings indicated:

2.1.          “Account” means the recordkeeping account established for each Participant in the Plan for purposes of accounting for the amount of Base Salary and Bonus deferred under Article 4 and Discretionary Credits, if any, to be credited under Article 5, adjusted periodically to reflect assumed investment return on such deferrals and Discretionary Credits in accordance with Article 6.

2.2.          “Administrator” means the Compensation and Human Resources Committee of the Board or such other individual or committee appointed by the Board to administer the Plan in accordance with Article 9.

2.3.          “Affiliate” means any corporation, partnership, joint venture, trust, association or other business enterprise which is a member of the same controlled group of corporations, trades or businesses as the Company within the meaning of Code Section 414.

2.4.          “Base Salary” means a Participant’s base salary as shown in the personnel records of the Company.

2.5.          “Beneficiary” means the person or entity designated by the Participant to receive the Participant’s Plan benefits in the event of the Participant’s death.  If the Participant does not designate a Beneficiary, or if the Participant’s designated Beneficiary predeceases the Participant, the Participant’s estate shall be the Beneficiary under the Plan.

2.6.          “Board” means the Board of Directors of the Company.

2.7.          “Bonus” means (i) the annual bonus payable to a Participant under the Company’s annual bonus plan, (ii) the cash portion of any long-term incentive payable to the Participant under the Company’s long-term incentive plan, and (iii) any other bonus which the Administrator, in its sole discretion, determines is eligible for deferral under the Plan.

2.8.          “Change in Control” means the happening of any of the following events:

(a)           the merger or consolidation of the Company with any other corporation following which the holders of the Company’s common stock immediately prior thereto hold less than 60% of the outstanding common stock of the surviving or resulting entity;

(b)           the sale of all or substantially all of the assets of the Company to any person or entity other than a wholly-owned subsidiary;

(c)           any person or group of persons acting in concert, or any entity, becomes the beneficial owner, directly or indirectly, of more than 20% of the Company’s outstanding common stock, other than an acquisition of more than 20%, in one or more transactions, of the Company’s outstanding common stock by (a) a passive institutional investor where such investor is eligible pursuant to Rule 13d-1(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) to, and does, file a report of ownership on Schedule 13G with the Securities and Exchange Commission, (b) a trustee or other fiduciary of an employee benefit plan maintained by the Company, or (c) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Company;

(d)           those individuals who, as of the close of the most recent annual meeting of the Company’s stockholders, are members of the Board (the “Existing Directors”) cease for any reason to constitute more than 50% of the Board.  For purposes of the foregoing, a new director will be considered an Existing Director if the election, or nomination for election by the Company’s stockholders, of such new director was approved by a vote of a majority of the Existing Directors.  No individual shall be considered an Existing Director if such individual initially assumed office as a result of either an actual or threatened election contest subject to Rule 14a-11 under the Exchange Act or other actual or threatened solicitation of proxies by or on behalf of anyone other than the Board of Directors, including by reason of any agreement intended to avoid or settle any election proxy contest; or

(e)           the stockholders of the Company adopt a plan of liquidation.

2.9.          “Code” means the Internal Revenue Code of 1986, as amended.

2.10.        “Company” means Andrew Corporation and any successor thereto.

2.11.        “Deferral Election” means the election made by an Eligible Employee to defer Base Salary and/or Bonus in accordance with Article 4.

2.12.        “Disability” means that the Participant has been determined to be disabled under the Company’s long-term disability plan.

2.13.        “Discretionary Credit” means an amount credited to a Participant’s Account, as determined by the Company in its sole discretion.

2.14.        “Election Period” means the period specified by the Administrator during which a Deferral Election may be made with respect to Base Salary or Bonus payable for a Plan Year.

2.15.        “Eligible Employee” means, with respect to any Plan Year, unless determined otherwise by the Administrator, an employee of the Company in the position of Vice President or above.

2.16.        “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.17.        “Participant” means an Eligible Employee who has elected to defer Base Salary and/or Bonus under the Plan or who has been credited with a Discretionary Credit.

2.18.        “Plan” means the Andrew Corporation Voluntary Deferred Compensation Plan, as amended from time to time.

2.19.        “Plan Year” means the period October 1, 2004 through December 31, 2004 and thereafter shall mean the calendar year.

2.20.        “Retirement” means termination of employment on or after attainment of (i) age 60, or (ii) age 55 with 10 years of service (within the meaning of the Andrew Profit Sharing Trust).

2.21.        “Valuation Date” means a date on which a Participant’s Account is valued, which shall be (i) the last business day of each calendar quarter, (ii) the effective date of a Change in Control, and (iii) such other dates as may be specified by the Administrator.

III.           PARTICIPATION

An Eligible Employee shall become a Participant in the Plan by filing a Deferral Election with the Administrator in accordance with Article 4.  An Eligible Employee who is not otherwise a Participant in the Plan shall become a Participant in the Plan on the date he or she is credited with a Discretionary Credit.  If the Administrator determines that participation by one or more Participants shall cause the Plan to be subject to Part 2, 3 or 4 of Title I of ERISA, the entire interest of such Participant or Participants under the Plan shall be paid immediately to such Participant or Participants or shall otherwise be segregated from the Plan in the discretion of the Administrator, and such Participant or Participants shall cease to have any interest under the Plan.

IV.           DEFERRAL OF COMPENSATION

4.1.          Deferral of Base Salary.  An Eligible Employee may elect to defer up to 100% of his or her Base Salary for a Plan Year by filing a Deferral Election in accordance with Section 4.3.

4.2.          Deferral of Bonus.  An Eligible Employee may elect to defer up to 100% of his or her Bonus payable in a Plan Year by filing a Deferral Election in accordance with Section 4.3.

4.3.          Deferral Elections.  A Participant’s Deferral Election shall be in writing, and shall be filed with the Administrator at such time and in such manner as the Administrator shall provide, subject to the following:

(a)           A Deferral Election shall be made during the Election Period established by the Administrator which, in the case of Base Salary, shall end no later than the day preceding the first day of the Plan Year in which such Base Salary would otherwise be payable.  In the case of Bonus, the Election Period shall end no later than 180 days before the end of the fiscal year or performance period to which such Bonus relates; provided, however, elections to defer Bonus with respect to the fiscal year ending September 30, 2004 may be made during the 30-day period following the Plan’s effective date in accordance with paragraph (c) next below.

(b)           Deferral Elections may be expressed as a percentage or fixed dollar amount of Base Salary or Bonus, within the limits provided under the Plan.

(c)           Notwithstanding paragraph (a) next above, for the Plan Year in which the Plan first becomes effective, Eligible Employees may make a Deferral Election during the period specified by the Administrator which shall end no later than 30 days after the effective date of the Plan.  If an individual first becomes an Eligible Employee after the first day of the Plan Year, such individual shall be eligible to make a Deferral Election during the 30 day period following such individual’s becoming an Eligible Employee (or such shorter period that may be specified by the Administrator).

(d)           The minimum annual deferral under the Plan shall be $5,000 and any Deferral Election which would provide a lesser deferral shall be disregarded.

A Deferral Election may not be revoked after the end of the election period for such election; provided, however, a Deferral Election may be revoked in the event of the Participant’s Disability or if the Administrator, in its sole discretion, determines that the Participant has suffered a severe financial hardship or a bona fide administrative mistake was made.  If a Deferral Election is revoked in accordance with the preceding sentence, the Participant may not make a new Deferral Election until the election period established by the Administrator for making deferrals for the next Plan Year.

4.4.          Crediting of Deferral Elections.  The amount of Base Salary and Bonus that a Participant elects to defer under the Plan shall be credited by the Company to the Participant’s Account as of the date on which the Base Salary or Bonus would have been payable absent the Deferral Election.

V.            EMPLOYER CREDITS

5.1.          Discretionary Credits.  The Administrator may award a Participant a Discretionary Credit in an amount determined by the Administrator in its sole discretion.  Any such Discretionary Credit shall be credited to the Participant’s Account at the time determined by the Administrator and shall be subject to such terms and conditions as the Administrator may establish.

5.2.          Vesting. A Participant’s Discretionary Credit, if any, shall vest in accordance with the terms established by the Administrator at the time it is awarded. Any portion of a Discretionary Credit, including earnings thereon, that is not vested upon the Participant’s termination of employment with the Company and its Affiliates shall be permanently forfeited, unless determined otherwise by the Administrator.

VI.           PLAN ACCOUNTS

6.1.          Valuation of Accounts.  The Administrator shall establish an Account for each Participant who has filed a Deferral Election to defer Base Salary and/or Bonus or who has been awarded a Discretionary Credit.  Such Account shall be credited with a Participant’s deferrals and, if applicable, Discretionary Credits as set forth in Sections 4.4 and 5.1, respectively.  As of each Valuation Date, the Participant’s Account shall be adjusted upward or downward to reflect (i) the investment return to be credited as of such Valuation Date pursuant to Section 6.2, and (ii) the amount of distributions, if any, to be debited as of that Valuation Date under Article 7.

6.2.          Crediting of Investment Return.  Subject to such rules and limitations as the Administrator may determine, each Participant shall designate from among the assumed investment alternatives established by the Administrator under Section 6.3, one or more assumed investments in which the amounts credited to his or her Account shall be deemed invested.  As of each Valuation Date, a Participant’s Account balance shall be adjusted upward or downward for increases and decreases in the fair market value of the investments in which it is deemed invested during the period since the immediately preceding Valuation Date.  On or before the first business day of each quarter, a Participant may make a new election with respect to the assumed investments in which his Account shall be deemed invested in the future.  Any such election shall be made in the form and at the time specified by the Administrator.  Any portion of a Participant’s Account that is deemed invested in Company common stock shall also be credited with deemed dividends as of the first day of the quarter in which dividends on Company common stock are paid.

6.3.          Assumed Investment Alternatives.  Unless determined otherwise by the Administrator, the assumed investments under the Plan shall be the same as the investment alternatives offered to participants under the Andrew Profit Sharing Trust.  The value of deemed investments in Company common stock shall be determined based on the fair market value of a share of Company common stock as reported on NASDAQ at the close of business on the last business day of the quarter coincident with or preceding the date on which the amount or value of such investment is being determined.  Amounts may only be credited to the investment alternative based Company common stock on a Valuation Date.  If a Participant elects to have his or her Salary or Bonus deferrals credited to the assumed investment alternative based on Company common stock, such deferrals shall initially be credited to the short-term investment alternative selected by the Administrator for this purpose and the value of credits at the next following Valuation Date shall then be transferred to the deemed investment in Company common stock.

VII.         PAYMENT OF BENEFITS

7.1.          Distribution at Specific Future Date.  At the time a Participant enters into a Deferral Election, the Participant may also elect one or more future Valuation Dates on which all or a portion of his or her Account attributable to such Deferral Election shall be paid.  Any such future date shall be a Valuation Date in a specific future year which is at least three Plan Years after the Plan Year for which the initial Deferral Election is made; provided that, if the Participant elects a distribution at one or more specific future dates and has a termination of employment prior to any such date, distribution shall commence pursuant to Section 7.2 or 7.3, as applicable.  A distribution election under this Section 7.1 may be extended to a Valuation Date in a future Plan Year by filing an extension election with the Administrator at least 12 months prior to the first day of the Plan Year in which such distribution was scheduled to take place.

7.2.          Distribution Upon Retirement, Disability or Death.  If a Participant terminates employment with the Company and/or Affiliates by reason of Retirement, Disability or death, distribution of the Participant’s Account shall be made or commence as of the Valuation Date coincident with or next following the Participant’s termination of employment.  Distribution under this Section 7.2 shall be made in a lump sum or in substantially equal annual installments of up to ten (10) years, as elected by the Participant.  A Participant may change the time and form of his or her distribution election under this Section 7.2 by filing a new election with the Administrator; provided, however, that any election that has not been on file with the Administrator at least 12 months prior to the first day of the Plan Year in which the Participant’s termination of employment occurs shall be void and disregarded.  If the Participant does not have a valid election on file with the Administrator at the time of Retirement, Disability or death, the Participant’s Account shall be paid in a single sum; provided, however, if distribution is made by reason of the Participant’s death, a Beneficiary may request that the Administrator approve an alternate form of payment, which request may be granted in the sole discretion of the Administrator.

7.3.          Distribution On Other Termination of Employment.  If a Participant’s employment with the Company or Affiliates terminates for any reason other than Retirement, Disability or death, the Participant’s Account shall be paid in a lump sum payment as of the Valuation Date coincident with or next following such termination of employment.  Payment shall be made as soon as administratively practicable after such Valuation Date.

7.4.          Unscheduled Withdrawal.  A Participant may request a withdrawal of all or a portion of his or her Account by filing an election with the Administrator specifying the amount of the Account to be withdrawn.  Payment of such amount, adjusted by the amount forfeited in subsection (a) below, shall be made as of the first Valuation Date administratively practicable after such request is received, and shall be subject to the following:

(a)           An amount equal to 10% of the withdrawal requested shall be debited to the Participant’s Account and permanently forfeited.

(b)           Any Deferral Election in effect at the time of such withdrawal shall be void for periods after such withdrawal.

(c)           The Participant shall not be eligible to file a new Deferral Election until the election period for the Plan Year commencing at least one year after such withdrawal.

7.5.          Unforeseeable Emergency.  Prior to the date otherwise scheduled for payment under the Plan, upon showing an unforeseeable emergency, a Participant may request that the Administrator accelerate payment of all or a portion of his or her Account in an amount not exceeding the amount necessary to meet the unforeseeable emergency.  For purposes of the Plan, an unforeseeable emergency means an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if early withdrawal were not permitted.  The determination of an unforeseeable emergency shall be made by the Administrator in its sole discretion, based on such information as the Administrator shall deem to be necessary.

7.6.          Time and Form of Elections and Payments.  All distribution and withdrawal elections under this Article 7 shall be made at the time and in the form established by the Administrator and shall be subject to such other rules and limitations that the Administrator, in its sole discretion, may establish.  All payments under the Plan shall be made in cash.

7.7.          Ordering of Withdrawals.  If a Participant withdraws less than the entire balance in his or her Account under Section 7.4 or 7.5 and the Participant has made an election under Section 7.1 to have all or any portion of such Account paid on a specific future date, then such withdrawal shall be deemed to have been made first from the amounts in the Participant’s Account that are scheduled to be distributed on the specified future date or dates closest to the withdrawal date.

7.8.          Withholding.  All benefits and payments under the Plan are subject to the withholding of all applicable taxes.  The Company shall have the right to withhold from any payments otherwise due a Participant or Beneficiary under this Plan, or may reduce any other forms of compensation to the Participant, to satisfy the amount of Federal, state and local taxes (including but not limited to income taxes and taxes under the Federal Insurance Contributions Act) required by law to be withheld under the Plan.

VIII.        CHANGE IN CONTROL

8.1.          Effect of Change in Control.  Notwithstanding any provision of the Plan or any Participant’s payment election to the contrary, in the event of a Change in Control, all Participants under the Plan shall receive a lump sum payment equal to the balance in their Account (net of applicable withholding taxes) as of the date of the Change in Control.

8.2.          Timing of Payment.  All payments made under this Article VIII shall be made no later than 10 days following the date of the Change in Control.

IX.           ADMINISTRATION

9.1.          Authority of Administrator.  The Administrator shall have full power and authority to carry out the terms of the Plan.  The Administrator’s interpretation, construction and administration of the Plan, including any adjustment of the amount or recipient of the payments to be made, shall be binding and conclusive on all persons for all purposes.  Neither the Company, including its officers, employees or directors, nor the Administrator or the Board or any member thereof, shall be liable to any person for any action taken or omitted in connection with the interpretation, construction and administration of the Plan.

9.2.          Participant’s Duty to Furnish Information.  Each Participant shall furnish to the Administrator such information as it may from time to time request for the purpose of the proper administration of this Plan.

9.3.          Claims Procedure.  If a Participant or his or her Beneficiary (hereinafter referred to as a “Claimant”) is denied all or a portion of an expected benefit under the Plan for any reason, he or she may file a claim with the Administrator.  The Administrator shall notify the Claimant within 90 days after receipt of the claim (or within 180 days if special circumstances apply) of allowance or denial of the claim.  If the claim for benefits is denied, in whole or in part, the Claimant will receive a written or electronic explanation of:

(a)           The specific reasons for the denial;

(b)           The specific references to provisions of the Plan document that support those reasons;

(c)           Any additional information that must be provided to improve the claim and the reasons why that information is necessary;

(d)           The procedures that are available for a further review of the claim; and

(e)           An explanation of the Claimant’s right to file suit under ERISA upon a denial of benefits following review.

A Claimant is entitled to request a review of any denial of his or her claim by the Administrator.  The request for review must be submitted in writing within 60 days of receipt of the denial.  Absent a request for review within the 60-day period, the claim shall be deemed to be conclusively denied.  The Claimant or his or her representatives shall be entitled to review all pertinent documents and to submit issues and comments in writing as part of any request for review.  The Administrator will conduct a full and fair review of the claim and will notify the Claimant of the decision within 60 days (or 120 days if special circumstances apply).  The decision will be communicated to the Claimant in writing or electronically and will include the specific reasons and references to Plan provisions on which the decision is based.

9.4           Legal Action; Costs.  A Claimant’s compliance with the provisions of Section 9.3 is a mandatory prerequisite to a Claimant’s right to commence any legal action with respect to any claim for benefits under this Plan.  The Company agrees to reimburse the Claimant for all reasonable legal expenses, including without limitation legal fees, court costs and ordinary and necessary out-of-pocket costs of attorneys, incurred in enforcing any provision hereof or rights hereunder.

X.            AMENDMENT AND TERMINATION

The Board may amend or terminate the Plan at any time; provided, however, that no such amendment or termination shall have a material adverse effect on any Participant’s rights under the Plan accrued as of the date of such amendment or termination.  Upon termination of the Plan, the Board shall cause a lump-sum payment of all benefits for all Participants at substantially the same time.

XI.           MISCELLANEOUS

11.1.        No Implied Rights; Rights on Termination of Service.  Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, Beneficiary or any other person, individually or as a member of a group, any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Board or the Administrator in accordance with the terms and provisions of the Plan.  Except as expressly provided in this Plan, neither the Company nor any of its Affiliates shall be required or be liable to make any payment under the Plan.

11.2.        No Employment Rights.  Nothing herein shall constitute a contract of employment or of continuing service or in any manner obligate the Company or any Affiliate to continue the services of any Participant, or obligate any Participant to continue in the service of the Company or Affiliates, or as a limitation of the right of the Company or Affiliates to discharge any of their employees, with or without cause.

11.3.        Unfunded Plan.  No funds shall be segregated or earmarked for any current or former Participant, Beneficiary or other person under the Plan.  However, the Company may establish one or more trusts to assist it in meeting its obligations under the Plan, the assets of which shall be subject to the claims of the Company’s general creditors.  No current or former Participant, Beneficiary or other person, individually or as a member of a group, shall have any right, title or interest in any account, fund, grantor trust, or any asset that may be acquired by the Company in respect of its obligations under the Plan (other than as a general creditor of the Company with an unsecured claim against its general assets).

11.4.        Nontransferability.  Prior to payment thereof, no benefit under the Plan shall be assignable or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment or encumbrances of any kind, except pursuant to a domestic relations order awarding benefits to an “alternate payee” (within the meaning of Code Section 414(p)(8)) that the Administrator determines satisfies the criteria set forth in paragraphs (1), (2) and (3) of Code Section 414(p) (a “DRO”).  Notwithstanding any provision of the Plan to the contrary, the Plan benefits awarded to an alternate payee under a DRO shall be paid in a single lump sum to the alternate payee on the Valuation Date as soon as administratively practicable following the date the Administrator determines the order is a DRO, and such amounts, as adjusted for earnings, gains and losses, will be deducted from the Participant’s Account as of such Valuation Date.

11.5.        Offset.  Notwithstanding any provision of the Plan to the contrary, if, at the time payments are to be made under the Plan, the Participant or Beneficiary or both are indebted or obligated to the Company or an Affiliate, then the payments remaining to be made to the Participant or Beneficiary, as applicable, may, at the discretion of the Administrator, be reduced by the amount of such indebtedness or obligation, provided, however, that an election by the Administrator not to reduce any such payment shall not constitute a waiver of the claim for such indebtedness or obligation.

11.6.        Successors and Assigns.  The rights, privileges, benefits and obligations under the Plan are intended to be, and shall be treated as legal obligations of and binding upon the Company, its successors and assigns, including successors by merger, consolidation, reorganization or otherwise.

11.7.        Applicable Law.  This Plan is established under and will be construed according to the laws of the State of Illinois, to the extent not preempted by the laws of the United States.

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